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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            ----------------------
                                  FORM 8 - K

                        Pursuant to Section 13 or 15(d)
                    of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   July 1, 1996

                              SODAK GAMING, INC.
            (Exact name of registrant as specified in its charter)

South Dakota              0-21754                       46-0407053
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(State or other    (Commission File Number)    (IRS Employer Identification No.)
 jurisdiction of
 incorporation)

5301 S. Highway 16
Rapid City, South Dakota  57701
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(Address of principal executive offices)

Registrant's telephone number, including area code: (605) 341-5400
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                   INFORMATION TO BE INCLUDED IN THIS REPORT

Item 2.  Acquisition or Disposition of Assets.

     On July 1, 1996, pursuant to a Stock Purchase Agreement by and between the Registrant and John Parker, John Nix and Gamblers Supply Management Company
(GSMC), the Registrant acquired all of the outstanding shares of GSMC, which owns, leases and operates a casino gaming facility (the Miss Marquette) located at Marquette, IA. The Miss Marquette gaming facility consists of a 226-foot river boat, which is leased from the Registrant, gaming machines and equipment and dockside facilities, which include a 24-room hotel, parking lots, marina, restaurant, lounge, other support facilities and related furniture, fixtures and equipment. The river boat has 698 slot machines and 30 table games. It is anticipated that the Registrant will continue to operate the Miss Marquette gaming facility in a manner similar to that in which it was operated under its prior ownership.

     Pursuant to the Stock Purchase Agreement, all the outstanding shares of Common Stock of GSMC were acquired for One Million Dollars ($1,000,000) which amount was funded from the Registrant's Credit Facility. In addition to the purchase price, the Registrant has guaranteed a GSMC note payable to John Parker and John Nix (the Sellers) in the aggregate of Four Million Four Hundred Thousand Dollars ($4,400,000), which is payable in 36 equal monthly payments including interest at 8% beginning August 1, 1996. The Registrant continues to hold notes receivable relating to prior loans from the Registrant to GSMC to finance the dockside facility and gaming equipment, and also has lease payments receivable and accrued interest receivable from GSMC totaling $22,583,833 as of June 30, 1996.



Item 7.  Financial Statements and Exhibits.


         (a) and (b)

         The Financial Statements and the pro forma financial information relating to the transaction

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described in Item 2 of this report (collectively the "Financial Information"), which are required to be filed as part of this Report pursuant to paragraphs (a) and (b) of Item 7 of Form 8-K, are not included with this filing in reliance on
Item 7 (a) (4) and 7 (b) (2) of Form 8-K. It is impracticable to provide the Financial Information at the time this Report is filed. In accordance with Item 7(a) (4) of Form 8-K, the Financial Information will be filed by amendment to this Report on Form 8-K/A as soon as practicable, but not later than September 13, 1996.

     (c)    The following documents are filed as Exhibits to this Report:

     2 Stock Purchase Agreement, dated as of July 1, 1996, by and among John Parker, John Nix and Gamblers Supply Management Company.

     99 (a) Management Agreement, dated as of June 10, 1994, by and between
            Gamblers Supply Management Company and Marquette Gaming Corporation.

     99 (b) Dock Site Agreement, dated as of June 10, 1994, by and between the City of Marquette, Iowa and Gamblers Supply Management Company.

     99 (c) Non-Negotiable Promissory Note dated July 1, 1996, between Gamblers
            Supply Management Company and John E. Nix guaranteed by Sodak Gaming, Inc.

     99 (d) Non-Negotiable Promissory Note dated July 1, 1996, between Gamblers
            Supply Management Company and John T. Parker guaranteed by Sodak Gaming, Inc.
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                                  SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 15, 1996                            SODAK GAMING, INC.

                                       By

                                       \s\ David R. Johnson
                                       -----------------------
                                       Chief Financial Officer
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                               Index of Exhibits


Exhibit No.
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2         Stock Purchase Agreement, dated as of July 1, 1996, by and among John
          Parker, John Nix and Gamblers Supply Management Company.

99 (a) Management Agreement, dated as of June 10, 1994, by and between Gamblers Supply Management Company and Marquette Gaming Corporation.

99 (b) Dock Site Agreement, dated as of June 10, 1994, by and between the City of Marquette, Iowa and Gamblers Supply Management Company.

99 (c) Non-Negotiable Promissory Note dated July 1, 1996, between Gamblers Supply Management Company and John E. Nix, guaranteed by Sodak Gaming, Inc.

99 (d) Non-Negotiable Promissory Note dated July 1, 1996, between Gamblers Supply Management Company and John T. Parker, guaranteed by Sodak Gaming, Inc.